SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 1, 2001



                                PPL Montana, LLC
                                ----------------
             (Exact Name of Registrant as Specified in Its Charter)


         Delaware                  333-50350                54-1928759
         --------                  ---------                ----------
State or other jurisdiction       (Commission             (IRS Employer
     of Incorporation)            File Number)          Identification No.)


             303 North Broadway, Suite 400, Billings, Montana 59101
             ------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's Telephone Number, including Area Code: (406) 869-5100
                                                           --------------


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS
         ------------

     Effective October 1, 2001, Roger L. Petersen, formerly President of PPL Montana, LLC ("PPL Montana"), became President of PPL Global, LLC, an affiliate of PPL Montana. Effective October 1, 2001, James H. Miller became President of PPL Montana. Mr. Miller is also President of various other subsidiaries of PPL Corporation holding electric generating assets in Maine, Connecticut and Pennsylvania.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PPL MONTANA, LLC


                                        By: /s/ James E. Abel
                                           ------------------------------------
                                           James E. Abel
                                           Treasurer

Dated:  October 19, 2001